                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act 1934


Date of Report (Date of earliest event reported)    January 8, 1998
                                                    ---------------


                                     Respironics, Inc.
                                     -----------------
             (Exact name of registrant as specified in its charter)


Delaware                              000-16723                   25-1304989
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State or other jurisdiction          Commission                 IRS Employer
of incorporation                     File Number                identification
                                                                number


1501 Ardmore Boulevard, Pittsburgh PA                   15221-4401
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(Address of principal executive officers)                  (Zip)


Registrant's telephone number, including area code    (412) 731-2100
                                                      --------------


1001 Murry Ridge Drive, Murrysville, PA  15668
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         (Former name and former address, if changed since last report)
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Item 1.         Changes in Control of Registrant
                None


Item 2.         Acquisition or Disposition of Assets.
                None


Item 3.         Bankruptcy or Receivership.
                None


Item 4.         Changes in Registrant's Certifying Accountant.
                None


Item 5.         Other Events.

                Effective November 21, 1997, Robert M. Oates, vice president - engineering, and Respironics, Inc. mutually agreed upon the termination of Mr. Oates' employment.


Item 6.         Resignation of Registrant's Directors.
                None


Item 7.         Financial Statements and Exhibits.
                None.
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Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   Respironics, Inc.
                                      -----------------------------------------
                                                      (Registrant)


      January 8, 1998                            /s/ Dorita A. Pishko
      ---------------                 -----------------------------------------
          (Date)                                      (Signature)


                                                      Dorita A. Pishko
                                                      Corporate Secretary